EXHIBIT 99.1
Datto Announces First Quarter 2021 Financial Results
First quarter subscription revenue grew 17 percent year-over-year to $135.6 million
ARR grew 15 percent year-over-year to $572.5 million
Norwalk, CT – May 12, 2021—Datto Holding Corp. (Datto) (NYSE: MSP), the leading global provider of cloud-based software and security solutions purpose-built for delivery by managed service providers (MSPs), today announced its financial results for the first-quarter ended March 31, 2021.
“Our first quarter results represented a great start to the year,” said Tim Weller, Datto’s Chief Executive Officer. “We delivered subscription revenue growth of 17% year over year, added 300 net new partners during the quarter and drove another sequential increase in ARR growth, so the business continues to accelerate. Looking ahead to the rest of 2021, we remain focused on our investments in cloud and security as we give our MSP partners the ability to secure SMB digital assets in a hybrid cloud world no matter where the data and applications live. We see good momentum across the product suite and we are well positioned to capitalize on the large and growing market opportunity ahead of us.”
First Quarter 2021 Financial Results

(In Millions)	Q1 2021	Q1 2020	Y/Y Change
Subscription Revenue(1)	$135.6	$116.0	17%
Total Revenue(1)	$144.9	$124.7	16%
ARR(2)	$572.5	$498.4	15%
Gross Margin	73%	70%	+341 bps
Net Income	$15.3	$1.4	1030%
Adjusted EBITDA(3)	$46.9	$25.0	88%
Net Cash Provided by Operating Activities	$35.2	$(1.3)	NM
Free Cash Flow(3)	$24.5	$(15.2)	NM

1	Subscription Revenue and Total Revenue include benefits from favorable foreign exchange rates of approximately 3%.
2	Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.
3	A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
Recent Highlights

•Ended the quarter with more than 17,300 MSP partners, a net increase of 300 in the quarter.
•Expanded MSPs contributing over $100,000 ARR to 1,150 up from 1,000 at March 31, 2020.
•Launched Datto Commerce in North America. By simplifying how MSPs quote, sell and procure, Datto Commerce improves operational efficiency and productivity for MSPs.
•Hosted our fourth MSP Tech Day, with a focus on cyber resilience. The event delivered a deep dive into cybersecurity, business continuity, and incident response to help MSPs and their small and medium business (SMB) clients protect against growing cyber threats.
•Announced the findings of a commissioned study by Forrester highlighting that Datto’s integrated solutions yielded an average return on investment (ROI) of 256% within a three year period for MSPs, with the platform paying for itself in less than six months.
•Recognized as a Strategic, high-performance RMM/PSA vendor by Canalys in their recent RMM/PSA vendor Point of View report.
•Closed the acquisition of BitDam, an Israel-based cyber security company that protects SMBs against ransomware, malware, and phishing threats. BitDam’s elite team and leading cyber threat detection technology significantly enhance Datto’s cyber resilience solutions.

Second Quarter and Full Year 2021 Financial Outlook
Datto is providing the following guidance for the first quarter and full-year 2021:

	Q2 2021 Outlook	FY 2021 Outlook
Revenue	$146 - $148 million	$594 - $600 million
Adjusted EBITDA	$34 - $35 million	$134 - $138 million

Datto First Quarter 2021 Results Conference Call
When: Wednesday, May 12, 2021
Time: 5:00 pm ET
Conference ID: 1110219
Live Call: 1-833-312-1358 (US/Canada Toll-Free) or 1-236-712-2458 (International)
Replay: 1-800-585-8367 (US/Canada Toll-Free) or 1- 416-621-4642 (International)
(The replay will be available approximately two hours after the completion of the live call until 11:59 pm ET on May 19, 2021)
Webcast: https://investors.datto.com
About Datto
As the world’s leading provider of cloud-based software and security solutions purpose-built for delivery by managed service providers (MSPs), Datto believes there is no limit to what small and medium businesses (SMBs) can achieve with the right technology.

Datto’s proven Unified Continuity, Networking, and Business Management solutions drive cyber resilience, efficiency, and growth for MSPs. Delivered via an integrated platform, Datto’s solutions help its global ecosystem of MSP partners serve over one million businesses around the world. From proactive dynamic detection and prevention to fast, flexible recovery from cyber incidents, Datto’s solutions defend against costly downtime and data loss in servers, virtual machines, cloud applications, or anywhere data resides.

Since its founding in 2007, Datto has won numerous awards for its product excellence, superior technical support, rapid growth, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in Australia, Canada, China, Denmark, Germany, Israel, the Netherlands, Singapore, and the United Kingdom.
Learn more at datto.com.
Forward-Looking Statements
This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Further information on potential factors that could affect our results is included in our Annual Report on Form 10-K.
Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, and Free Cash Flow are useful in evaluating our operating performance. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation expense, restructuring expense and transaction related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.
Datto is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of Datto’s control or cannot be reasonably predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.
For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue:
Subscription	$135,590	$115,995
Device	8,385	8,081
Professional services and other	934	587
Total revenue	144,909	124,663
Cost of revenue:
Subscription	20,930	21,766
Device	9,498	9,117
Professional services and other	1,502	1,538
Depreciation and amortization	6,625	4,994
Total cost of revenue	38,555	37,415
Gross profit	106,354	87,248
Operating expenses:
Sales and marketing	31,926	31,957
Research and development	22,474	16,733
General and administrative	24,621	21,784
Depreciation and amortization	6,570	6,917
Total operating expenses	85,591	77,391
Income from operations	20,763	9,857
Other expense:
Interest expense	102	9,006
Other (income) expense, net	(19)	1,329
Total other expense	83	10,335
Income (loss) before income taxes	20,680	(478)
(Provision for) benefit from income taxes	(5,394)	1,831
Net income	$15,286	$1,353

Net income per share attributable to common stockholders:
Basic	$0.09	$0.01
Diluted	$0.09	$0.01
Weighted-average shares used in computing net income per share:
Basic	161,066,404	135,386,420
Diluted	164,734,402	136,268,713

DATTO HOLDING CORP.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31,	December 31,
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$147,819	$168,877
Restricted cash	1,375	1,536
Accounts receivable, net	12,920	13,946
Inventory	19,332	13,811
Prepaid expenses and other current assets	32,089	28,316
Total current assets	213,535	226,486
Property and equipment, net	95,408	91,876
Operating lease assets	33,881	—
Goodwill	1,143,796	1,120,954
Intangible assets, net	308,711	287,395
Other assets	70,582	66,560
Total assets	$1,865,913	$1,793,271

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$10,425	$7,574
Accrued expenses and other current liabilities	48,845	39,461
Deferred revenue	21,838	23,763
Total current liabilities	81,108	70,798
Deferred revenue, noncurrent	3,423	3,322
Deferred income taxes	27,895	18,947
Operating lease liabilities, noncurrent	35,303	—
Other long-term liabilities	3,814	11,736
Total liabilities	151,543	104,803
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	161	161
Additional paid-in capital	1,767,015	1,755,387
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(49,940)	(65,226)
Accumulated other comprehensive income	755	1,767
Total stockholders’ equity	1,714,370	1,688,468
Total liabilities and stockholders’ equity	$1,865,913	$1,793,271

DATTO HOLDING CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2021	2020
OPERATING ACTIVITIES
Net income	$15,286	$1,353
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	7,461	6,334
Amortization of acquired intangible assets	5,734	5,577
Amortization of debt issuance costs	84	421
Reserve for inventory obsolescence	36	—
Non-cash operating lease expense	1,870	—
Stock-based compensation	11,511	1,914
Provision for bad debt	1,211	799
Deferred income taxes	4,717	(2,895)
Unrealized foreign exchange	(626)	1,938
Changes in operating assets and liabilities:
Accounts receivable	(160)	(3,129)
Inventory	(5,559)	(7,010)
Prepaid expenses and other current assets	(3,820)	(4,256)
Other assets	(4,083)	(584)
Accounts payable, accrued expenses and other	3,535	(2,563)
Deferred revenue	(2,030)	824
Net cash provided by (used in) operating activities	35,167	(1,277)
INVESTING ACTIVITIES
Purchase of property and equipment	(10,681)	(13,920)
Acquisition of business, net of cash acquired	(45,486)	—
Net cash used in investing activities	(56,167)	(13,920)
FINANCING ACTIVITIES
Proceeds from debt	—	32,100
Repayments of debt and capital leases	(28)	(1,578)
Capitalized transaction costs	(414)	(724)
Proceeds from stock option exercises	177	2,500
Net cash (used in) provided by financing activities	(265)	32,298
Effect of exchange rate changes on cash	46	(1,022)
Net increase (decrease) in cash	(21,219)	16,079
Cash and cash equivalents and restricted cash, beginning of year	170,413	29,066
Cash and cash equivalents and restricted cash, end of period	$149,194	$45,145
Reconciliation of cash and restricted cash:
Cash	$147,819	$43,836
Restricted cash	$1,375	$1,309
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$226	$31
Cash paid for interest	$—	$8,523
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$271	$487
Unpaid initial public offering costs in total current liabilities	$270	$2,034

DATTO HOLDING CORP.
Non-GAAP Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue:
Subscription	$135,590	$115,995
Device	8,385	8,081
Professional services and other	934	587
Total revenue	144,909	124,663
Cost of revenue:
Subscription	19,702	21,746
Device	9,436	9,117
Professional services and other	1,399	1,538
Depreciation and amortization	5,313	3,819
Total cost of revenue	35,850	36,220
Gross profit	109,059	88,443
Operating expenses:
Sales and marketing	29,631	31,313
Research and development	17,600	16,423
General and administrative	20,233	19,543
Depreciation and amortization	2,148	2,515
Total operating expenses	69,612	69,794
Income from operations	39,447	18,649
Other expense:
Interest expense	102	9,006
Other (income) expense, net	(19)	1,329
Total other expense	83	10,335
Income before income taxes	39,364	8,314
Provision for income taxes	(9,841)	(2,079)
Net income	$29,523	$6,235

Net income per share attributable to common stockholders:
Basic	$0.18	$0.05
Diluted	$0.18	$0.05
Weighted-average shares used in computing net income per share:
Basic	161,066,404	135,386,420
Diluted	164,734,402	136,268,713

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$20,930	$21,766
Stock-based compensation expense	(1,228)	(20)
Non-GAAP subscription cost of revenue	$19,702	$21,746

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$9,498	$9,117
Stock-based compensation expense	(62)	—
Non-GAAP device gross cost of revenue	$9,436	$9,117

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,502	$1,538
Stock-based compensation expense	(103)	—
Non-GAAP professional services and other cost of revenue	$1,399	$1,538

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$6,625	$4,994
Amortization of acquired intangible assets	(1,312)	(1,175)
Non-GAAP depreciation and amortization in cost of revenue	$5,313	$3,819

Non-GAAP Cost of Revenue
GAAP cost of revenue	$38,555	$37,415
Amortization of acquired intangible assets	(1,312)	(1,175)
Stock-based compensation expense	(1,393)	(20)
Non-GAAP cost of revenue	$35,850	$36,220

Non-GAAP Gross Profit
GAAP gross profit	$106,354	$87,248
Amortization of acquired intangible assets	1,312	1,175
Stock-based compensation expense	1,393	20
Non-GAAP gross profit	$109,059	$88,443
Non-GAAP gross margin	75.3%	70.9%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$31,926	$31,957
Stock-based compensation expense	(2,295)	(644)
Non-GAAP sales and marketing expense	$29,631	$31,313
Non-GAAP sales and marketing as a % of revenue	20.4%	25.1%
Non-GAAP Research and Development
GAAP research and development expense	$22,474	$16,733
Stock-based compensation expense	(4,874)	(310)
Non-GAAP research and development expense	$17,600	$16,423
Non-GAAP research and development as a % of revenue	12.1%	13.2%
Non-GAAP General and Administrative
GAAP general and administrative expense	$24,621	$21,784
Stock-based compensation expense	(2,949)	(940)
Transaction related and other expense	(1,439)	(1,301)
Non-GAAP general and administrative expense	$20,233	$19,543
Non-GAAP general and administrative as a % of revenue	14.0%	15.7%
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$6,570	$6,917
Amortization of acquired intangible assets	(4,422)	(4,402)
Non-GAAP depreciation and amortization in operating expense	$2,148	$2,515
Non-GAAP depreciation and amortization in operating expense as a % of revenue	1.5%	2.0%
Non-GAAP Operating Expenses
GAAP operating expenses	$85,591	$77,391
Amortization of acquired intangible assets	(4,422)	(4,402)
Stock-based compensation expense	(10,118)	(1,894)
Transaction related and other expense	(1,439)	(1,301)
Non-GAAP operating expenses	$69,612	$69,794
Non-GAAP operating expenses as a % of revenue	48.0%	56.0%
Non-GAAP Income From Operations
GAAP income from operations	$20,763	$9,857
Amortization of acquired intangible assets	5,734	5,577
Stock-based compensation expense	11,511	1,914
Transaction related and other expense	1,439	1,301
Non-GAAP income from operations	$39,447	$18,649
Non-GAAP operating margin	27.2%	15.0%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Non-GAAP Net Income and Net Income Per Share
GAAP net income	$15,286	$1,353
GAAP provision for (benefit from) income taxes	5,394	(1,831)
GAAP income (loss) before income taxes	20,680	(478)
Amortization of acquired intangible assets	5,734	5,577
Stock-based compensation expense	11,511	1,914
Transaction related and other expense	1,439	1,301
Non-GAAP provision for income taxes	(9,841)	(2,079)
Non-GAAP net income	$29,523	$6,235
Non-GAAP net income per share attributable to common shareholders:
Basic	$0.18	$0.05
Diluted	$0.18	$0.05
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
GAAP and Non-GAAP weighted-average shares used in computing net income per share, basic	161,066,404	135,386,420
GAAP and Non-GAAP weighted-average shares used in computing net income per share, diluted	164,734,402	136,268,713

Adjusted EBITDA
GAAP net income	$15,286	$1,353
Interest and other expense, net	83	10,335
Depreciation and amortization	13,195	11,911
Provision for (benefit from) income tax	5,394	(1,831)
Stock-based compensation expense	11,511	1,914
Transaction related and other expense	1,439	1,301
Adjusted EBITDA	$46,908	$24,983
Adjusted EBITDA margin	32.4%	20.0%

Free Cash Flow
GAAP net cash provided by operating activities	$35,167	$(1,277)
Less: Purchases of property and equipment	(10,681)	(13,920)
Free cash flow	$24,486	$(15,197)
# # #

Media Contact:
Shoba V. Lemoine
communications@datto.com
Investor Contact:
Ryan Burkart
ir@datto.com
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